Social Life Network, Inc.

(OTCMKTS: **WDLF**)

CORPORATE PRESENTATION 2021

Social Life Network is a Technology Business Incubator (TBI) that provides tech startups with seed technology through a SaaS agreement, legal guidance, and executive leadership, to make it easier for startup founders to focus on raising capital, perfecting their business model, and growing their network user ship.



SAFE HARBOR & DISCLAIMER

This information does not constitute an offer to sell or a solicitation of an offer to buy securities or assets of Social Life Network, Inc.

All information presented herein with respect to the existing business and the historical operating results of Social Life Network ("the Company") and estimates and projections as to future operations are based on materials prepared by the management of the Company and involve significant elements of subjective judgment and analysis which may or may not be correct. While the information provided herein is believed to be accurate and reliable, the Company makes no representations or warranties, expressed or implied, as to the accuracy or completeness of such information. In furnishing this information, the Company reserves the right to amend or replace some or all of the information herein at any time and undertakes no obligation to provide the recipient with access to any additional information. Nothing contained herein is or should be relied upon as a promise or representation as to the future. This information includes certain statements, estimates and projections provided by the Company with respect to its anticipated future performance.

This information also contains certain forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are identified by the use of the words "could", "believe", "anticipate", "intend", "estimate", "expect, "may, "continue, "predict, "potential, "project" and similar expressions that are intended to identify forward-looking statements.All forward-looking statements speak only as of the date of this presentation. You should not place undue reliance on these forward-looking statements. Although we believe that our plans, objectives, expectations and intentions reflected in or suggested by the forward-looking statements are reasonable, we can give no assurance that these plans, objectives, expectations or intentions will be achieved. Forward-looking statements involve significant risks and uncertainties (some of which are beyond our control) and assumptions that could cause actual results to differ materially from historical experience and present expectations or projections. Actual results to differ materially from those in the forward-looking statements and the trading price for our common stock may fluctuate significantly. Forward-looking statements also are affected by the risk factors described in the Company's filings with the U.S. Securities and Exchange Commission. Except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events.

No information in this presentation should be construed as any indication whatsoever of the Company's or any of the licensees in this presentation regarding their future financial results, revenues, or stock price.

COMPANY OVERVIEW

Social Life Network is a Technology Business Incubator (TBI), that provides tech startups with the necessary technology resources and executive leadership so founders can expedite the growth and reach a liquidity event faster and with greater certainty.



We generate revenue from the companies in our TBI program by charging a 5% fee on their profits, and we take a 15% stake in their company if they reach the liquidity event such as an IPO or acquisition of their company.

Our technology platform that is licensed to startups provides them with a ready-made **social network with an E-commerce system, powered by smart contracts on the Ethereum blockchain.** Each startup in the TBI program aims to solve the unique problems that professionals and consumers struggle with in niche industries (E.g. Sports, Real Estate, Alternative Medicine, etc.)


WORLDWIDE DECENTRAL LIFE COIN
WDLF

Social Life Network has a division of the company that is entirely focused on the decentralization of our technology platform, and in August of 2021 we launched the WDLF Token on the Ethereum blockchain. The division, Decentral Life, is currently working on filing with the SEC an initial coin offering (ICO).

REVENUE MODEL

- LICENSING OUR PLATFORM AND EXECUTIVE LEADERSHIP
  - 5% OF TOTAL E-COMMERCE REVENUES
  - 5% OF TOTAL DIGITAL SUBSCRIPTION SERVICES
  - 5% OF TOTAL AD REVENUE


GROWTH
TACTICS
PLAN
STRATEGY
CREATIVITY
SYNERGY
PROFIT
SUCCESS
SALES

- 15% IN STOCK OF THE LICENSEE STARTUP, PRIOR TO THEIR IPO OR COMPANY SALE

COMPANY MILESTONES 2013 - 2021

Our first TBI licensee was a startup in the cannabis industry. **WeedLife.com** was built to provide consumer-to-consumer networking in the rapidly growing cannabis industry. It was followed by three more cannabis centric social networks from 2014 through 2019: **MjLink.com**, **HempTalk.com** and **MjInvest.com** that connect businesses-to-businesses, CBD retailers-to-consumers, and investors-to-executives, respectively.

The four cannabis social networking platforms combined (MjLink.com, Inc.), have grown from 2013 through 2021 to service more than 6.7 million monthly users globally, across more than 120 countries worldwide.

MjLink.com, Inc. is planning an IPO through a Regulation A Tier 2 initial public offering.


Green Flamingo Smoke Shop
Business
142 Friends
144 Followers
1589 Likes
Timeline
About
Photos
mj INVEST CONNECT
Available on the App Store
Google play
mjlink
Cannabis Business Social Network
hemptalk
CBD and Hemp Social Marketplace
weedLife
Cannabis Social Network

COMPANY MILESTONES

2015 - 2021


HUNT POST
Hunting and Fishing Social Network and Online Marketplace!
JOIN HUNTPOST
LikeRE
Classic Homes
ABL Design and Construction Inc
FutPost
Soccer Social Network
RacketSTAR
PHOTO ALBUMS
Tomic qualifies at ATP Chengdu Open
Zverev Wins
Zverev wins set 2
Golf Lynk
Golf Channel
RELAX ON CHIP SHOTS
Relax on Your Chip Shots - School of Golf | Golf Channel
CycleFans
Cycling
BIKE REVIEW
GIANT PROPEL ADVANCED SL DISC
Giant Propel Advanced SL Disc | Review | Cycling Weekly
BUYER'S GUIDE
HYBRID BIKES
Hybrid Bike Buyer\'s Guide | Cycling Weekly
Social Life

From 2015 through the first half of 2021, we have added nine additional niche social networking tech startups to our TBI, that target consumers and business professionals in the **Residential Real Estate** industry, **Space** industry, **Hunting, Fishing, Camping and RV'ing** industry, **Racket Sports, Soccer, Golf, Cycling, and Motor Sports** industries.

These social networks incorporate a state-of-the-art E-commerce system for retailers and consumers to buy, sell and service products directly through the social networking platforms using fiat and crypto currency, worldwide.

As of Q4 of 2021, three of our licensees, MjLink.com, Inc., LikeRE.com, Inc. and HuntPost.com, Inc. have begun preparing for Initial Public Offerings.

In 2022 we aim to up list the company to the NYSE or NASDAQ, as well as conduct a registered initial coin offering (ICO) of our WDLF Token.

OUR CHAIRMAN AND CEO



Ken Tapp, Chairman and CEO

Mr. Tapp was the VP of engineer at HomeBuilder.com & Realtor.com from 1996 through their IPO in 1999 as HomeStore.com (MOVE.com), and then went on to invest in 22 Internet Startups from 1999 through 2017, and advising companies like ZILLOW, HOUZZ, RE/MAX. Has held the executive roles over his 25 years in the tech industry: CEO, CFO, CTO, COO, Director, and Chairman. Mr. Tapp has 90,000+ hours of experience in tech startups from incubation, accelerators, small-cap and mid-cap on OTC Markets and Nasdaq. Mr. Tapp started Social Life Network in January 2013.

Executive Education - Harvard Business School

OUR DIRECTORS



Brian Lazarus, *Director*

Mr. Lazarus has spent over 40 years producing notable entertainment and experiential events with specialized skills at professional audio, video and digital tech. He is the co-founder and Executive Vice President of Media Star Promotions, one of the nation's top branding, touring and strategic marketing agencies. His expertise in the design and execution of consumer experiences for regulated products blends seamlessly with the goals of aiding our licensees through their startup growth phases.



Britt Glassburn, *Director*

Ms. Glassburn has spent nearly 30 years in the residential real estate industry, over the past six years having focused her attention in helping other real estate professionals increase their business acumen though adopting best-in-class technology tools and industry specific coaching. Britt Glassburn strives to assure that technology development adopted by real estate professionals through our LikeRE licensee is exactly what they need in order to succeed online.



Lynn Murphy, *Director*

Mr. Murphy has specialized in sales and marketing as the founder and owner of several companies over the past 30 years. With an MBA and extensive C Suite level negotiations experience, he has grown companies from startup to multi-million dollar revenue generators. Lynn Murphy combines his lifetime passion and involvement in hunting, fishing, and camping along with his skill sets in directing the technology needed to help bring our sports licensees to the public markets.



Todd Markey, *Director*

Mr. Markey is the president of our cannabis licensee, MjLink. Todd Markey has more than 10 years of finance and capital markets experience and is a trusted expert for micro-cap to small cap companies in expanding their investor and public relations. Additionally, he has assisted many companies in the pre-IPO and up-listing process, from the OTC markets onto Nasdaq and NYSE stock exchanges.

INVESTOR RELATIONS

(855) 933-3277

SocialNetwork.ai



Social Life